UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 15, 2004

The Interpublic Group of Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1114 Avenue of the Americas, New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

The matters discussed in Item 2.03 with respect to the entry into of the 2009 Notes Terms Agreement, 2014 Notes Terms Agreement, First Supplemental Indenture and Second Supplemental Indenture are incorporated by reference herein.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 15, 2004, The Interpublic Group of Companies, Inc. (“Interpublic”) entered into (i) a terms agreement (the “2009 Notes Terms Agreement”) with the underwriters listed in Schedule I to the 2009 Notes Terms Agreement, annexed to which is The Interpublic Group of Companies, Inc.—Debt Securities—Underwriting Agreement Basic Provisions (the “Basic Provisions”) (attached as Exhibit 1.1 to Interpublic’s Current Report on Form 8-K dated November 15, 2004 and filed therewith as an exhibit to Interpublic’s registration statement on Form S-3 (File No. 333-109384) (the “Registration Statement”)), with respect to the sale of $250,000,000 in aggregate principal amount of Interpublic’s 5.40% senior notes due 2009 (the “2009 Notes”) and (ii) a terms agreement (the “2014 Notes Terms Agreement”) with the underwriters listed in Schedule I to the 2014 Notes Terms Agreement (annexed to which is the Basic Provisions), with respect to the sale of $350,000,000 in aggregate principal amount of Interpublic’s 6.25% senior notes due 2014 (the “2014 Notes” and, together with the 2009 Notes, the “Notes”).  The 2009 Notes Terms Agreement is attached hereto as Exhibit 1.1 and the 2014 Notes Terms Agreement is attached hereto as Exhibit 1.2

With respect to the issuance of the Notes, on November 18, 2004 Interpublic entered into (i) a first supplemental indenture (the “First Supplemental Indenture”) to the indenture dated as of November 12, 2004 (the “Indenture”), between Interpublic and SunTrust Bank as trustee (the “Trustee”) (attached as Exhibit 4.1 to Interpublic’s Current Report on Form 8-K dated November 15, 2004 and filed therewith as an exhibit to the Registration Statement) with respect to the issuance of the 2009 Notes and (ii) a second supplemental indenture (the “Second Supplemental Indenture” and, together with the First Supplemental Indenture, the “Supplemental Indentures”) to the Indenture, with the Trustee, with respect to the issuance of the 2014 Notes. The First Supplemental Indenture is attached hereto as Exhibit 4.1 and the Second Supplemental Indenture is attached hereto as Exhibit 4.2.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement.

The 2009 Notes will mature on November 15, 2009, unless earlier redeemed, and bear interest at an annual rate of 5.40%, payable semi-annually in arrears. The 2014 Notes will mature on November 15, 2014, unless earlier redeemed, and bear interest at an annual rate of 6.25%, payable semi-annually in arrears.  The Supplemental Indentures permit Interpublic to redeem the Notes in whole or in part at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a “make whole” amount, which will equal the sum of the present values of the remaining scheduled payments of principal and interest discounted to the relevant redemption date on a semiannual basis at the relevant adjusted treasury rate plus 25 basis points, in the case of the 2009 Notes, and 30 basis points, in the case of the 2014 Notes.

The Supplemental Indentures contain covenants that limit Interpublic and certain of its subsidiaries from incurring certain secured indebtedness and entering into sale and lease-back transactions and, with certain exceptions, prohibit Interpublic from merging into another person, or conveying, transferring or leasing all or substantially all of Interpublic’s properties or assets.  If an event of default as specified in the Supplemental Indentures shall occur and be continuing, either the Trustee or holders of 25% in aggregate principal amount of the 2009 Notes or 2014 Notes, as applicable, may accelerate the maturity of the 2009 Notes or 2014 Notes, as applicable. The covenants, events of default and acceleration rights discussed in this paragraph are subject to important exceptions and qualifications, as set forth in the Supplemental Indentures.

The aggregate net proceeds of the offering were approximately $594,000,000.  Interpublic intends to use the net proceeds from the offering, together with cash on hand, to purchase up to $250,000,000 in aggregate principal amount of its 7.875% notes due 2005 pursuant to a cash tender offer announced on November 15, 2004, and redeem in full its 1.87% Convertible Subordinated Notes due 2006 (the “2006 Notes”).

Item 2.04.  Triggering Events that Accelerate or Increase a Direct Financial Obligation.

On November 18, 2004, pursuant to Article 3 of the indenture dated June 1, 1999 between Interpublic and The Bank of New York, Interpublic issued a Redemption Notice, attached hereto as Exhibit 99.1, announcing that it was exercising its right to redeem all of the outstanding 2006 Notes, of which an aggregate principal amount of $361,000,000 are outstanding.  The redemption price, including original issue discount accrued to, but excluding, the date of redemption is equal to $959.95 per $1,000 principal amount of the notes. Accrued interest will be paid up to the redemption date.  The redemption date is December 17, 2004.  The total cost to Interpublic of the redemption is $346,841,981.

Holders of the notes may convert their notes into shares of Interpublic common stock at a conversion rate of 17.616 shares per $1,000 principal amount of notes until the close of business on December 16, 2004.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit 1.1                        2009 Notes Terms Agreement

Exhibit 1.2                        2014 Notes Terms Agreement

Exhibit 4.1                        First Supplemental Indenture (including the form of the 2009 Note)

Exhibit 4.2                        Second Supplemental Indenture (including the form of the 2014 Note)

Exhibit 99.1                  Redemption Notice dated November 18, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

Date: November 19, 2004	By:	/s/	Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 1.1	2009 Notes Terms Agreement

Exhibit 1.2	2014 Notes Terms Agreement

Exhibit 4.1	First Supplemental Indenture (including the form of the 2009 Note)

Exhibit 4.2	Second Supplemental Indenture (including the form of the 2014 Note)

Exhibit 99.1	Redemption Notice dated November 18, 2004